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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 31, 2006

                                  AXS-ONE INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                      1-13591               13-2966911
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)

                301 ROUTE 17 NORTH, RUTHERFORD, NEW JERSEY 07070
          (Address of principal executive offices, including zip code)

                                 (201) 935-3400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 31, 2006 (the "Closing Date"), AXS-One Inc. entered into an Asset
Purchase Agreement with Computron Software, LLC (the "Buyer"), pursuant to which
AXS-One conveyed to the Buyer, subject to limited shared ownership rights in and to certain intellectual property, all of AXS-One's right, title and interest in and to the assets related exclusively to AXS-One's integrated suite of financial management and accounting applications that include components for accounting/general ledger, financial reporting, time and expense management and procurement (collectively, the "Enterprise Management Solution"), as well as the business of licensing the Enterprise Management Solution and providing its related services (collectively, the "Enterprise Financials Business").

Under the terms of the Asset Purchase Agreement, in consideration for the transfer of the Enterprise Financials Business to the Buyer and payment to the
Buyer at Closing of a cash amount equal to $244,043.23, which amount reflects the revenue of the Enterprise Financials Business derived from certain maintenance agreements, the Buyer (a) assumed certain obligations and liabilities related to the Enterprise Financials Business, (b) paid to AXS-One
$12,000,000 in cash on the Closing Date, (c) agreed to pay to AXS-One, on an annual basis, fifty percent (50%) of the net license revenue in excess of
$1,000,000 per year which is received by the Buyer from any third party for the three-year period following the Closing Date in connection with the license, sublicense or other use of the compiled software programs containing the features and functionality for the Enterprise Management Solution, subject to certain restrictions and limitations, (d) provided AXS-One and its affiliates
(i) a license to use the Enterprise Management Solution in connection with their internal operations and (ii) a commitment for two years of maintenance services in connection with their use of the Enterprise Management Solution, subject to certain restrictions and limitations, and (e) agreed to provide to AXS-One fifty percent (50%) of the gross proceeds actually received by Buyer, in an aggregate amount not to exceed $1,000,000, in connection with any contract the Buyer may enter into with a certain third party prior to the two-year anniversary of the
Closing Date whereby such third party engages the Buyer to provide certain maintenance and support services.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase
Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. There are representations and warranties contained in the
Asset Purchase Agreement which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Asset Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.

On November 1, 2006, AXS-One issued a press release announcing the closing of the sale of the Enterprise Financials Business. The press release is attached as
Exhibit 99.1 and is incorporated herein by reference.

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information set forth in Item 1.01 hereof is incorporated by reference herein.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro Forma Financial Information

The unaudited pro forma financial statements of AXS-One Inc. that follow give effect to the sale of the Enterprise Financials Business to Computron Software,
LLC. The historical information was derived from our unaudited balance sheet as of June 30, 2006, our unaudited statement of operations for the six months ended
June 30, 2006, and our audited statement of operations for the fiscal year ended
December 31, 2005. The unaudited pro forma balance sheet as of June 30, 2006 gives effect to the disposal of the Enterprise Financials Business as if it had occurred on that date. The unaudited pro forma statements of operations for the six months ended June 30, 2006 and for the fiscal year ended December 31, 2005 assume that the disposal of the Enterprise Financials Business had occurred on the first day of the fiscal period then ended.

The unaudited pro forma condensed consolidated financial statements include specific assumptions and adjustments related to the disposition of the
Enterprise Financials Business. These pro forma adjustments have been made to illustrate the anticipated financial effect of the disposition. The pro forma adjustments are described in the notes accompanying the pro forma financial statements and should be read in conjunction with our historical financial statements and related notes contained in our quarterly report on Form 10-Q for the period ended June 30, 2006 and our annual report on Form 10-K for the fiscal year ended December 31, 2005.

The unaudited pro forma condensed consolidated financial information presented herein is for information purposes only. It is not intended to represent or be indicative of the consolidated results of operations or financial position that would have been reported had the disposition been completed as of the dates presented. The information is not representative of our future results of operations or financial position.

                          AXS-ONE INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2006
                                 (IN THOUSANDS)

                                                                            ASSETS &
                                                            HISTORICAL     LIABILITIES     PRO FORMA           PRO FORMA
                                                         AXS-ONE & SUBS.      SOLD        ADJUSTMENTS       AXS-ONE & SUBS
                                                         ---------------   -----------    -----------       --------------

                        ASSETS
Current assets:
   Cash and cash equivalents .........................       $  3,341                       $11,756 (a)(b)     $ 15,097
   Restricted cash ...................................             44                                                44
   Accounts receivable, net ..........................          4,300         (1,756)                             2,544
   Prepaid expenses and other current assets .........            914            (89)                               825
                                                             --------        -------        -------            --------
      Total current assets ...........................          8,599         (1,845)        11,756              18,510
                                                             --------        -------        -------            --------
Equipment and leasehold improvements, at cost:
   Computer and office equipment .....................          2,563            (99)                             2,464
   Furniture and fixtures ............................            846           (197)                               649
   Leasehold improvements ............................            906           (206)                               700
                                                             --------        -------        -------            --------
                                                                4,315           (502)            --               3,813
   Less--accumulated depreciation and amortization ...          3,873           (487)                             3,386
                                                             --------        -------        -------            --------
                                                                  442            (15)            --                 427
                                                             --------        -------        -------            --------
Capitalized software development costs, net ..........            661           (525)                               136
Other assets .........................................             97             --                                 97
Assets held for sale .................................             --          2,385         (2,385)(d)              --
                                                             --------        -------        -------            --------
                                                             $  9,799        $    --        $ 9,371            $ 19,170
                                                             ========        =======        =======            ========
         LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
   Accounts payable ..................................       $  1,487        $  (158)                          $  1,329
   Accrued expenses ..................................          3,684           (553)           950 (c)           4,081
   Deferred revenue ..................................          9,503         (6,811)                             2,692
                                                             --------        -------        -------            --------
      Total current liabilities ......................         14,674         (7,522)           950               8,102
                                                             --------        -------        -------            --------
Long-term liabilities:
   Long-term deferred revenue ........................          2,213         (2,204)                                 9
   Liabilities held for sale .........................                         9,726         (9,726)(d)              --
                                                             --------        -------        -------            --------
                                                               16,887             --         (8,776)              8,111
Commitments and contingencies
Stockholders' deficit:
   Preferred stock ...................................             --             --             --                  --
   Common stock ......................................            350             --                                350
   Additional paid-in capital ........................         88,084             --                             88,084
   Accumulated deficit ...............................        (95,897)            --         18,147 (e)         (77,750)
   Accumulated other comprehensive income ............            375             --                                375
                                                             --------        -------        -------            --------
      Total stockholders' deficit ....................         (7,088)            --         18,147              11,059
                                                             --------        -------        -------            --------
                                                             $  9,799        $    --        $ 9,371            $ 19,170
                                                             ========        =======        =======            ========

                          AXS-ONE INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2006
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           HISTORICAL      DISCONTINUED     PRO FORMA
                                         AXS-ONE & SUBS.    OPERATIONS    AXS-ONE & SUBS
                                         ---------------   ------------   --------------

Revenues:
   License fees                              $ 1,917            ($657)       $ 1,260
   Services                                   13,494           (9,226)         4,268
   Other-related parties                          64              (64)            --
                                             -------          -------        -------
      Total revenues                          15,475           (9,947)         5,528
                                             -------          -------        -------
Operating expenses:
   Cost of license fees                          899             (441)           458
   Cost of services                            7,357           (3,264)         4,093
   Sales and marketing                         5,300             (333)         4,967
   Research and development                    4,421           (1,155)         3,266
   General and administrative                  2,747             (232)         2,515
                                             -------          -------        -------
      Total operating expenses                20,724           (5,425)        15,299
                                             -------          -------        -------
Operating loss                                (5,249)          (4,522)        (9,771)
                                             -------          -------        -------
Other expense:
   Interest income                               139               --            139
   Interest expense                              (56)              --            (56)
   Equity in losses of joint ventures            (70)              70             --
   Other expense, net                              2                               2
                                             -------          -------        -------
      Total other expense, net                    15               70             85
                                             -------          -------        -------
Loss before income taxes                      (5,234)          (4,452)        (9,686)
Income tax benefit                                --               --             --
                                             -------          -------        -------
Net loss                                     $(5,234)         $(4,452)       $(9,686)
                                             =======          =======        =======
Basic & diluted net loss per common share:   $ (0.15)                        $ (0.28)
                                             =======                         =======
Weighted average basic & diluted
   common shares outstanding                  34,301                          34,301
                                             =======                         =======

                          AXS-ONE INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            HISTORICAL     DISCONTINUED      PRO FORMA
                                         AXS-ONE & SUBS.    OPERATIONS    AXS-ONE & SUBS
                                         ---------------   ------------   --------------

Revenues:
   License fees                              $ 5,546          ($1,437)       $  4,109
   Services                                   27,154          (19,975)          7,179
   Other-related parties                         108             (108)             --
                                             -------         --------         -------
      Total revenues                          32,808          (21,520)         11,288
                                             -------         --------         -------
Operating expenses:
   Cost of license fees                        1,585             (504)          1,081
   Cost of services                           16,223           (9,386)          6,837
   Sales and marketing                         9,743           (2,318)          7,425
   Research and development                    7,828           (1,850)          5,978
   General and administrative                  5,129             (769)          4,360
   Restructuring costs and other costs           863             (541)            322
                                             -------         --------         -------
      Total operating expenses                41,371          (15,368)         26,003
                                             -------         --------         -------
Operating loss                                (8,563)          (6,152)        (14,715)
                                             -------         --------         -------
Other expense:
   Interest income                               156               --             156
   Interest expense                              (44)              --             (44)
   Equity in losses of joint ventures            (89)              89              --
   Other expense, net                           (483)                            (483)
                                             -------         --------         -------
      Total other expense, net                  (460)              89            (371)
                                             -------         --------         -------
Loss before income taxes                      (9,023)          (6,063)        (15,086)
Income tax benefit                                25               --              25
                                             -------         --------         -------
Net loss                                     $(8,998)        $ (6,063)       $(15,061)
                                             =======         ========         =======
Basic & diluted net loss per common share:   $ (0.28)                        $  (0.48)
                                             =======                          =======
Weighted average basic & diluted
   common shares outstanding                  31,629                           31,629
                                             =======                          =======

                          AXS-ONE INC. AND SUBSIDIARIES
                        NOTES TO THE UNAUDITED PRO FORMA
                    BALANCE SHEET AND STATEMENT OF OPERATIONS
                                 (IN THOUSANDS)

The unaudited pro forma financial statements have been adjusted for the items set forth below.

(a)  Reflects cash received by AXS-One for the sale of the Enterprise business segment:
       Cash                                                                          $12,000

(b)  Reflects cash paid by AXS-One for certain prepaid maintenance related to the Enterprise business segment:
       Cash                                                                          $   244

(c)  Reflects expenses accrued in connection with the sale of the Enterprise business segment:
       Accrued expenses                                                              $   950

(d)  Reflects assets and liabilities sold:
     Assets held for sale                                                            $ 2,385
       Liabilities held for sale                                                     $ 9,726

(e)  Reflects the after-tax gain on the sale of the Enterprise business segment:
       After-tax gain on the sale of the Enterprise business segment                 $18,147

(d)  Exhibits - The following exhibits are filed as part of this report:

10.1 Asset Purchase Agreement by and between AXS-One Inc. and Computron
     Software, LLC dated as of October 31, 2006.

99.1 Press release dated November 1, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXS-ONE INC.

Date:  November 2, 2006                By:  /s/ Joseph P. Dwyer
                                            ------------------------------------
                                            Joseph P. Dwyer
                                            Executive Vice President, Chief
                                            Financial Officer and Treasurer